EXHIBIT 99.1

Broadwind Announces Sale of Industrial Fabrication Operations in Manitowoc, Wisconsin

Divestiture of the Manitowoc, WI facility optimizes asset base and improves operating leverage

Further diversifies BWEN’s business toward higher-margin precision manufacturing segments

Significantly enhances liquidity, while reducing net leverage and supporting capital deployment priorities

CICERO, Ill., June 04, 2025 (GLOBE NEWSWIRE) -- Broadwind (Nasdaq: BWEN, or the “Company”), a diversified precision manufacturer of specialized components and equipment serving global markets, today announced that it has entered into a definitive agreement to sell its industrial fabrication operations in Manitowoc, WI for total consideration of not less than $13 million. This transaction is expected to close during the third quarter 2025, subject to the satisfaction of customary closing conditions.

“This transaction represents a meaningful step forward in optimizing our footprint, enhancing balance sheet optionality, and sharpening our strategic focus within stable, higher-margin precision manufacturing verticals,” stated Eric Blashford, President and CEO of Broadwind. “By consolidating our operations, we expect to materially improve our overall utilization across our remaining operations, while reducing annualized operating costs by approximately $8 million upon closing of the transaction.”

“This transaction supports our continued strategic diversification in precision manufacturing toward other key power generation and infrastructure markets,” said Blashford. “At the same time, we remain committed to serving our key wind customers while consolidating production into our most competitive facility.”

“At the close of this transaction, our capital allocation strategy will prioritize debt repayment and complementary acquisitions providing diversification into high-value, high growth adjacencies, together with other value-enhancing actions,” stated Blashford. “We look forward to ensuring a seamless transition of the facility and operations in Manitowoc.”

STRATEGIC RATIONALE

  Optimizes asset base. In 2024, the Manitowoc facility generated approximately $25 million in revenue. The Company expects to transition roughly $8 million of wind-related revenue to its Abilene, TX facility. By moving the remaining wind repowering and pressure reducing systems (PRS) volume from Manitowoc, where margins were approximately 8-9%, the Company anticipates it will materially improve utilization rates and enhance operating leverage.
  Diversifies toward precision manufacturing in other key power generation and infrastructure end-markets. The Company continues to reduce its exposure to wind by redeploying underutilized assets into non-wind precision manufacturing. Investments in advanced machinery, and quality certifications have positioned Broadwind to support higher volumes in the Gearing and Industrial Solutions segments. On a proforma 2024 basis, revenue would have been approximately $125 million, with 52% from Heavy Fabrications, 28% from Gearing, and 20% from Industrial Solutions.
  Enhances balance sheet flexibility. As of March 31, 2025, Broadwind had total cash and net debt outstanding of $1.2 million and $16.7 million, respectively. Pro-forma for the closing of the transaction, total cash would have increased to $9.4 million with net debt of $3.7 million.

ABOUT BROADWIND

Broadwind (Nasdaq: BWEN) is a precision manufacturer of structures, equipment and components for clean tech and other specialized applications. With facilities throughout the U.S., our talented team is committed to helping customers maximize performance of their investments—quicker, easier and smarter. Find out more at www.bwen.com

NON-GAAP FINANCIAL MEASURES

The Company provides non-GAAP adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, share-based compensation and other stock payments, restructuring costs, impairment charges, proxy contest-related expenses and other non-cash gains and losses) as supplemental information regarding the Company’s business performance. The Company’s management uses this supplemental information when it internally evaluates its performance, reviews financial trends and makes operating and strategic decisions. The Company believes that this non-GAAP financial measure is useful to investors because it provides investors with a better understanding of the Company’s past financial performance and future results, which allows investors to evaluate the Company’s performance using the same methodology and information as used by the Company’s management. The Company's definition of adjusted EBITDA may be different from similar non-GAAP financial measures used by other companies and/or analysts.

FORWARD-LOOKING STATEMENTS

This release contains “forward-looking statements”—that is, statements related to future, not past, events—as defined in Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), that reflect our current expectations regarding our future growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities, as well as assumptions made by, and information currently available to, our management. We have tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “expect,” “intend,” “will,” “should,” “may,” “plan” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. Forward-looking statements include any statement that does not directly relate to a current or historical fact. Our forward-looking statements may include or relate to our beliefs, expectations, plans and/or assumptions with respect to the following: (i) our expectations and beliefs with respect to our financial guidance; (ii) the impact of global health concerns on the economies and financial markets and the demand for our products; (iii) state, local and federal regulatory frameworks affecting the industries in which we compete, including the wind energy industry, and the related extension, continuation or renewal of federal tax incentives and grants, including the advanced manufacturing tax credits and state renewable portfolio standards as well as new or continuing tariffs on steel or other products imported into the United States; (iv) our customer relationships and our substantial dependency on a few significant customers and our efforts to diversify our customer base and sector focus and leverage relationships across business units; (v) our ability to operate our business efficiently, comply with our debt obligations, manage capital expenditures and costs effectively, and generate cash flow; (vi) the economic and operational stability of our significant customers and suppliers, including their respective supply chains, and the ability to source alternative suppliers as necessary; (vii) our ability to continue to grow our business organically and through acquisitions; (viii) the production, sales, collections, customer deposits and revenues generated by new customer orders and our ability to realize the resulting cash flows; (ix) information technology failures, network disruptions, cybersecurity attacks or breaches in data security; (x) the sufficiency of our liquidity and alternate sources of funding, if necessary; (xi) our ability to realize revenue from customer orders and backlog (including our ability to finalize the terms of the remaining obligations under a supply agreement with a leading global wind turbine manufacturer); (xii) the economy and the potential impact it may have on our business, including our customers; (xiii) the state of the wind energy market and other energy and industrial markets generally, including the availability of tax credits, and the impact of competition and economic volatility in those markets; (xiv) the effects of market disruptions and regular market volatility, including fluctuations in the price of oil, gas and other commodities; (xv) competition from new or existing industry participants including, in particular, increased competition from foreign tower manufacturers; (xvi) the effects of the change of administrations in the U.S. federal government; (xvii) our ability to successfully integrate and operate acquired companies and to identify, negotiate and execute future acquisitions; (xviii) the potential loss of tax benefits if we experience an “ownership change” under Section 382 of the Internal Revenue Code of 1986, as amended; (xix) the effects of proxy contests and actions of activist stockholders; (xx) the limited trading market for our securities and the volatility of market price for our securities; (xxi) our outstanding indebtedness and its impact on our business activities (including our ability to incur additional debt in the future); and (xxii) the impact of future sales of our common stock or securities convertible into our common stock on our stock price. These statements are based on information currently available to us and are subject to various risks, uncertainties and other factors that could cause our actual growth, results of operations, financial condition, cash flows, performance, business prospects and opportunities to differ materially from those expressed in, or implied by, these statements including, but not limited to, those set forth under the caption “Risk Factors” in Part I, Item 1A of our most recently filed Form 10-K. We are under no duty to update any of these statements. You should not consider any list of such factors to be an exhaustive statement of all of the risks, uncertainties or other factors that could cause our current beliefs, expectations, plans and/or assumptions to change. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results.

IR CONTACT

Stefan Neely or Noel Ryan
BWEN@val-adv.com